                                                                    EXHIBIT 24.2

                               POWER OF ATTORNEY
                               -----------------


      WHEREAS, Keystone Financial, Inc., a Pennsylvania corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain debt securities of the Company; and

      WHEREAS, each of the undersigned is an Officer or Director, or both, of the Company as indicated below each signature;

      NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Mark L. Pulaski and A. James Durica his/her true and lawful attorney-in-fact and agent of, with full power to act for him/her and in his/her name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Company), to execute the Registration Statement, including a prospectus and exhibits thereto, and any and all amendments (including post-effective amendments) thereto and any supplement or supplements thereto, as said attorney-in-fact shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 27th day of March, 1997.

                                SIGNATURE PAGE

NAME AND SIGNATURE         TITLE


/s/ Carl L. Campbell       President, Chief Executive Officer
-----------------------    and Director
Carl L. Campbell


                           Senior Executive Vice President,
/s/ Mark L. Pulaski        Chief Administrative Officer and
-----------------------    Chief Financial Officer
Mark L. Pulaski


/s/ Donald F. Holt         Senior Vice President, Controller
-----------------------    and Principal Accounting Officer
Donald F. Holt


/s/ A. Joseph Antanavage   Director
-----------------------
A. Joseph Antanavage


/s/ June B. Barry          Director
-----------------------
June B. Barry


/s/ J. Glenn Beall, Jr.    Director
-----------------------
J. Glenn Beall, Jr.


/s/ Paul I. Detwiler, Jr.  Director
-----------------------
Paul I. Detwiler, Jr.

/s/ Donald Devorris        Director
-----------------------
Donald Devorris

/s/ Richard W. DeWald      Director
-----------------------
Richard W. DeWald

/s/ Gerald E. Field        Director
-----------------------
Gerald E. Field

NAME AND SIGNATURE                   TITLE


/s/ Walter W. Grant                  Director
-----------------------------------
Walter W. Grant


/s/ Philip C. Herr II                Director
-----------------------------------
Philip C. Herr II


/s/ Uzal H. Martz, Jr.               Director
-----------------------------------
Uzal H. Martz, Jr.


/s/ Max A. Messenger                 Director
-----------------------------------
Max A. Messenger

                                     Director
-----------------------------------
William L. Miller

/s/ Don A. Rosini                    Director
-----------------------------------
Don A. Rosini


/s/ F. Dale Schoeneman               Director
-----------------------------------
F. Dale Schoeneman


/s/ Ronald C. Unterberger            Director
-----------------------------------
Ronald C. Unterberger

                                     Director
-----------------------------------
G. William Ward